UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Amendment and Restatement of Equity Incentive Plan

On May 13, 2021, Infrastructure and Energy Alternatives, Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders voted to, among other things, approve an amendment and restatement of the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan, as amended and restated, (the “Equity Incentive Plan”) to, among other things, increase the maximum number of shares of common stock, par value $0.0001 per share (the “Common Stock”) reserved for issuance under the Equity Incentive Plan to 6,157,765 shares of Common Stock, which reflects an increase of 2,000,000 shares of Common Stock.

A description of the Equity Incentive Plan is contained on pages 49 - 53 of the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on March 26, 2021 and incorporated herein by reference. The foregoing description of the Equity Incentive Plan, as amended and restated, does not purport to be complete and is qualified in its entirety by the full text of the Equity Incentive Plan, as amended and restated, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employee Stock Purchase Plan

At the Company’s Annual Meeting held on May 13, 2021, the Company’s shareholders voted to, among other things, approve the Infrastructure and Energy Alternatives, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP provides employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The maximum number of shares of the Company’s Common Stock available for purchase under the ESPP is 700,000.

A description of the ESPP is contained on pages 54 - 57 of the Company’s Proxy Statement filed with the SEC on March 26, 2021 and incorporated herein by reference. The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by the full text of the Infrastructure and Energy Alternatives, Inc. 2021 Employee Stock Purchase Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results

At the Company’s Annual Meeting, a total of 15,686,241 shares of the Company’s Common Stock, representing 68.48% of the total shares of Common Stock outstanding and eligible to vote as of the record date, were represented in person or by valid proxies. This percentage constituted a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows (capitalized terms used but not defined herein have the meaning given to such terms in the Proxy Statement:

Proposal 1: Shareholders elected the following nominees to serve as Class I directors by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Charles Garner	8,304,523	4,233,988	3,147,730
Michael Della Rocca	11,111,774	1,426,737	3,147,730

Proposal 2: Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the year ending December 31, 2021 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
15,551,268	119,866	15,107	—

Proposal 3: Shareholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
10,756,866	1,722,246	59,399	3,147,730

Proposal 4: As described in Item 5.02 above, shareholders approved an amendment and restatement of the Equity Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
9,216,451	2,382,801	939,259	3,147,730

Proposal 5: As described in Item 5.02 above, shareholders approved the ESPP by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,306,867	188,773	42,871	3,147,730

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan (as amended and restated as of May 13, 2021).
10.2	Infrastructure and Energy Alternatives, Inc. 2021 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer